Fees Summary	Nov. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 34,945,326.18
Previously Paid Amount	0.00
Total Fee Amount	4,825.95
Total Offset Amount	0.00
Net Fee	$ 4,825.95